Note 23 - Financial Instruments - Changes in Fair Value of the Net Mortgage Derivative Assets and Liabilities (Details) - Mortgage-related Derivatives [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Balance	$ 3,329	$ 3,677
Settlements	(41,501)	(17,989)
Realized gains recorded in earnings	38,172	14,312
Unrealized gains recorded in earnings	5,475	3,329
Balance	$ 5,475	$ 3,329